SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2005

MODENA 2 INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50494	98-0412432
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1 Innwood Circle, Suite 103

Little Rock, Arkansass 72211

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

501-223-3310

(ISSUER TELEPHONE NUMBER)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United

States, Registrant does not intend to update any of the forward looking statements to conform these statements to actual results.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement And Share Exchange (the “Agreement”) between the Company and EPS, Inc. (“EPS”), an Arkansas corporation, and the shareholders of EPS (“Shareholders”) (collectively EPS and the shareholders of EPS shall be known as the “EPS Group”), the Company purchased all of the outstanding shares of EPS for the issuance of 10,056,000 shares of the Company’s stock to the EPS shareholders. Pursuant to the Agreement, EPS became a wholly owned subsidiary of the Company. The acquisition was approved by the unanimous consent of our Board of Directors on May 10, 2005. Pursuant to the terms of the Agreement, the Company is filing an Amendment with the State of Delaware changing its name to EPS, Inc.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, the Company purchased all of the outstanding shares of EPS for the issuance of 10,056,000 shares of the Company’s stock to the EPS shareholders and EPS became a wholly owned subsidiary of the Company.

EPS, Inc. is an evaluation software company that focuses on bringing affordable evaluation tools to the general public. The Little Rock based company is lead by Don Bratcher, Gary Moore and Richard Torti. EPS uses in house proprietary software for evaluation of markets, stocks, commodities, and other financial instruments.

EPS has developed an innovative evaluation system we will call the TimingWave. At the center of the system is a 100% mechanical, unemotional timing model that is both powerful and simple to use. It’s web-based access will make it both affordable and accessible, and it’s evaluations are easily understood.

EPS will leverage the proprietary evaluation system to quickly gain market share. Priced at less than a dollar a day, it has user friendly functions that produce reliable and clear evaluations for it’s subscribers.

EPS will concentrate on the unserved masses that are overlooked and often ignored by the larger financial houses. The financial advisors, financial analysts, CPA’s, and financial services sales agents will be targeted with free access so they can introduce clients to the software. Money managers will be given demonstrations on the evaluation ability of the software in order to acquire evaluations contracts. President Bush’s “Ownership Society” has the potential to divert billions of Social Security dollars back to individuals to invest. The enormous potential of the entire American work force having additional self directed investment dollars to manage is staggering.

A combination of sales, banking, management, accounting, and technical evaluation makes up the EPS management team. All share the same desire to bring an affordable evaluation system to the public.

Gary Moore. Gary Moore brings to the Company more than 25 years experience in the banking industry. Mr. Moore is the President and is responsible for the development and infrastructure of ePS which is a merchant service provider and a regional bank. He was the co-founder of AMDS which is a merchant service provider for credit card processing. He sold his interest in AMDS to his partners in June 2003. Prior to such time he was the head government bond trader for Union Planter Bank where he managed bond positions and traded over a billion bonds monthly. He was also employed in the mortgage division of Union Planters where his responsibilities included correspondent banking and developing relationships with regional banks. He received his degree in Journalism/Public Relations from the University of Memphis in 1976.

Don Bratcher. Mr. Bratcher has over 25 years experience in finance and has served in various capacities at both small and large companies. He is presently self-employed as a Futures and Options Trader. From 1993-2004 he acted as Examiner In-Charge and Examiner on behalf of various state insurance departments for financial condition examinations of insurance companies participating in all phases of the examination process. In such capacities he performed in-house desk audits and financial analysis of both domestic and foreign insurers. Prior to such time he was the Senior Insurance Examiner for the Arkansas Insurance Department, Little Rock, AR. He was responsible for the supervision and participation in the examination of domestic and foreign insurance companies to determine financial condition and compliance with Arkansas insurance law. Mr. Bratcher is a Certified Financial Examiner and Member of the Arkansas Society of Certified Public Accountants.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On May 10, 2005, pursuant to the Agreement, the Company issued 10,056,000 shares of its common stock to the EPS shareholders in exchange for the shares of EPS. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the EPS shareholders had the necessary investment intent as required by Section 4(2) since each shareholder agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Financial statements of the business acquired are included herein.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

2.1	Stock Purchase Agreement and Share Exchange dated as of May 10, 2005 between the
Company and EPS and the shareholders of EPS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MODENA 2, INC.

By:	/s/ Gary Moore
Gary Moore
President

Dated: May 11, 2005

EPS, INC.

(a development stage company)

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2004 AND 2003

EPS, INC.

(a development stage company)

Consolidated Financial Statements Table of Contents

FINANCIAL STATEMENTS	Page

Independent Auditors Report	1

Balance Sheet	2

Statement of Operations	3

Statement of members capital	4

Cash Flow Statement	5

Notes to the Financial Statements	6-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

The Board of Directors and Shareholders

EPS, Inc.

(a development stage company)

Gentlemen:

We have audited the accompanying balance sheet of EPS, Inc. (a development stage company) as of December 31, 2004 and the related statements of operations, stockholder’s equity and cash flows for the period from inception (February 23, 2004) ending December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on the audit.

We conducted the audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EPS, Inc. as of December 31, 2004, and the results of operations and its cash flows for the period from inception (February 23,2004) ending December 31, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the footnotes to the financial statements, the Company has suffered losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Gately & Associates, LLC

Altamonte Springs, Florida

April 8, 2005

EPS, INC.
(a development stage company)
BALANCE SHEET
As of December 31, 2004

	ASSETS

		12/31/2004

CURRENT ASSETS

Cash		$ 1,544
Accounts receivable		-

Total Current Assets		1,544

PROPERTY AND EQUIPMENT

Office furniture and equipment		19,946
Less accumulated depreciation		(1,430)

Total Property and Equipment		18,516

OTHER ASSETS

Deposits		1,400
Investment in subsidiary		26,000

Total Other Assets		27,400

TOTAL ASSETS		$ 47,460

The accompanying notes are an integral part of these consolidated financial statements.

EPS, INC.
(a development stage company)
BALANCE SHEET
As of December 31, 2004

LIABILITIES AND STOCKHOLDERS’ EQUITY

12/31/2004
CURENT LIABILITIES

Accounts payable	$ 1,800
Accrued expenses	216
Stockholder loans	48,400

Total current liabilities	50,416

LONG-TERM LIABILITIES

None	-

Total long-term liabilities	-

TOTAL LIABILITIES	50,416

SHAREHOLDERS’ EQUITY

Common stock - $.0001 par value;
authorized: 100,000,000 shares;
issued and outstanding: 10,056,000	1,306
Additional paid-in-capital	95,204
Accumulated deficit	(99,466)

Total shareholders’ equity	(2,956)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$ 47,460

The accompanying notes are an integral part of these consolidated financial statements.

EPS, INC.
(a development stage company)
STATEMENTS OF OPERATIONS
From inception (February 23, 2004) through December 31, 2004

FROM
INCEPTION
REVENUES

Revenue	$ -

TOTAL REVENUES	-

EXPENSES

General and administrative	99,466

TOTAL EXPENSES	99,466

OPERATING INCOME (LOSS)	(99,466)

NET INCOME (LOSS)	$ (99,466)

BASIC EARNINGS PER SHARE	$ (0.01)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING	7,745,417

The accompanying notes are an integral part of these consolidated financial statements.

EPS, INC.
(a development stage company)
STATEMENT OF STOCKHOLDERS EQUITY
As of March 31, 2001

			Additional
		Common Stock	Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Issuance of common stock for services upon	9,000,000	$ 900	$ -	$ -	$ 900
on incorporation, Feb. 23, 2004
at a per share value of $0.0001

Issuance of common stock for legal	100,000	10			10
services on April 1, 2004
at a per share value of $0.0001

Issuance of common stock for services	250,000	25	24,975		25,000
on October 25, 2004 at a
per share value of $0.10

Issuance of common stock for services	250,000	25	24,975		25,000
on December 14, 2004 at a
per share value of $0.10

Issuance of common stock for cash during July through December, 2004 at a per share value of $0.10	456,000	346	45,254		45,600

Net Loss				(99,466)	(99,466)

Balance at March 31, 20001	10,056,000	$ 1,306	$ 95,204	$ (99,466)	$ (2,956)

The accompanying notes are an integral part of these consolidated financial statements.

EPS, INC.
(a development stage company)
STATEMENTS OF CASH FLOWS
From inception (February 23, 2004) through December 31, 2004

FROM
CASH FLOWS FROM OPERATING ACTIVITIES	INCEPTION

Net (loss)	$ (99,466)

Adjustments to reconcile net loss to net cash
used in operating activities:

Common stock issued for services	50,910
Depreciation expense	1,430
Changes in operating assets and liabilities:
Deposits	(1,400)
Accounts payable	1,800
Accrued expenses	216

Net cash flows provided by (usded in) operating activities	(46,510)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash paid for investment in subsidiary	(26,000)
Cash paid for office furniture and equipment	(19,946)

Net cash flows provided by (used in) investing activites	(45,946)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from loans from stockholders	48,400
Proceeds from issuance of common stock	45,600

Net cash flows provided by (used in) financing activities	94,000

CASH RECONCILIATION

Net increase (decrease) in cash	1,544
Beginning cash balance	-
.

ENDING CASH BALANCE	$ 1,544

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest	$ -
Cash paid during the year for income taxes	$ -

The accompanying notes are an integral part of these consolidated financial statements.

EPS, INC.

(a development stage company)

Notes to the financial statements

1.  Summary of Significant Accounting Policies:

Industry – EPSs, Inc., a development stage company, (the Company) was incorporated in the state of Arkansas on February 23, 2004. The Company is in the development stage with computer software that is intended to provide technical analysis of financial markets. The Company’s fiscal year end is December 31, a calendar year end.

Significant Accounting Policies:

The Company’s management has adopted the following accounting policies.

Revenue Recognition – Revenues resulting from the sale and vending of the chair are recognized as such sales and services are performed, in accordance with generally accepted accounting principles. Services are generally paid for when the service is being performed.

Cash and Cash Equivalents – The Company considers cash on hand and amounts on deposit with financial institutions which have original maturities of three months or less to be cash and cash equivalents.

Short-Term Investments – Short-term investments ordinarily consist of short-term debt securities acquired with cash not immediately needed in operations. Such amounts have maturities of less than one year.

Basis of Accounting - The Company’s financial statements are prepared in accordance with generally accepted accounting principles. All costs associated with software development are expensed as Research and Development costs until such time as technological feasibility has been established, after which material software development costs are capitalized and amortized over the estimated time of benefit.

Property and Equipment – Property and equipment are recorded at cost. Depreciation is computed using the declining balance method over the estimated useful lives of the various classes of assets as follows:

Machinery and equipment	.......................................	2 to 10 years
Furniture and fixtures	.......................................	5 to 10 years

Leasehold improvements are amortized on the straight-line basis over the lessor of the life of the asset or the term of the lease. Maintenance and repairs, as incurred, are charged to expenses; betterments and renewals are capitalized in plant and equipment accounts. Cost and accumulated depreciation applicable to items replaced or retired are eliminated from the related accounts; gain or loss on the disposition thereof is included as income.

Income Taxes – The Company will utilize the asset and liability method to measure and record deferred income tax assets and liabilities. Deferred tax assets and liabilities reflect the future income tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Fair Value of Financial Instruments – The Company’s financial instruments include cash and cash equivalents, short-term investments, accounts receivable, accounts payable and liabilities to banks and shareholders. The carrying amount of long-term debt to banks approximates fair value based on interest rates that are currently available to the Company for issuance of debt with similar terms and remaining maturaties. The carrying amounts of other financial instruments approximate their fair value because of short-term maturities.

Earnings Per Share – Basic earnings per share is computed by dividing earnings available to stockholders by the weighted-average number of shares outstanding for the period as guided by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Shares”. Diluted EPS reflects the potential dilution of securities that could share in the earnings

Concentrations of Credit Risk - Financial instruments which potentially expose the Company to concentrations of credit risk consist principally of operating demand deposit accounts if those accounts are in excess of $100,000. The Company’s policy is to place its operating demand deposit accounts with high credit quality financial institutions that are insured by the FDIC.

Compensation in the form of stock – Compensation in the form of stock is accounted for as issued and valued at the inception of the compensation period or grant date. Compensation in the form of stock is then amortized as an expense to the Company over time if the Company has entered into a service contract over time. To allow for the amortization of the expense to the Company for services over the term of a contract, a contra-equity account is established to offset the value of the stock issued.

2.  Related Party Transactions:

The Company’s officers have loaned the Company working capital in the form of an unsecured demand note. At December 31, 2004 the Company owed $48,400. There are no terms on the note and the Company expects to retire this note during the year 2005.

3.  Accounts Receivable:

The Company has no material balances in accounts receivable therefore an allowance for doubtful accounts was not established.

4.  Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5.  Revenue and Cost Recognition:

The Company uses the accrual basis of accounting for financial statement reporting. Revenues and costs are recognized when services are performed and expenses realized when services are performed or when obligations are incurred for period costs.

6.  Accounts Payable and Accrued Expenses:

Accounts payable and accrued expenses consist of trade payables from normal operations of the business.

7.  Operating and Capital Lease Agreements:

The Company has no short term or long term leases.

8.  Stockholder Equity:

The Company has authorized 100,000,000 shares of common stock at a par value of $.0001 per share of which 10,056,000 shares have been issued.

On February 23, 2004, the company issued 9,000,000 shares of common stock to the Company’s officers for services regarding the initial start up of the Company. The value of these shares was $900, or $.0001 per share.

On April 1, 2004, the Company issued 100,000 shares of common stock for legal services. The value of these shares was $10, or $.0001 per share.

During the six months ending December 31, 2004, the Company undertook a private placement issuance, Regulation D Rule offering whereby 456,000 shares of common stock were issued for a value of $45,600, or $.10 per share. The Company believes this offering is exempt from registration with the US Securities and Exchange Commission. These shares have been subscribed for and the funds received in January of 2005.

On December 14, 2004, the Company issued 250,000 shares of common stock for consulting services. The value of these shares was $25,000, or $.10 per share.

9.  Employment Contract and Incentive Commitments:

The Company has no employment contracts and incentive commitments.

10.  Required Cash Flow Disclosure for Interest and Taxes Paid:

The Company had no cash payments for interest or income taxes.

11. Lease Commitments:

On June 29, 2004, the Company entered into a three year renewable lease for office space. The lease called for a security deposit of $900 and monthly rental payments of $900 with an annual escalation of 4% effective one year following the commencement date. The lease term begins July 1, 2004 and ends July 1, 2007 with a 90 day notice if the lease is to be cancelled prior to lease end and a 90 day notice if the lease is to be renewed at the end of the lease term.

12.  Contingent Liabilities:

Currently the Company has not identified any contingent liabilities that may be due.